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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                Date of Report (Date of Earliest Event Reported):
                                  MARCH 8, 2004
                                  -------------

                            KMART HOLDING CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                   000-50278                  32-0073116
           --------                   ---------                  ----------
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
       of Incorporation)                                     Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                            48084
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

                                 (248) 463-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         On March 8, 2004, Kmart Holding Corporation issued a press release announcing the hiring of Paul Guyardo to serve as the Company's Senior Vice President and Chief Marketing Officer. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS.



   EXHIBIT NO.      DOCUMENT DESCRIPTION

     99.1           Press Release, dated March 8, 2004, issued by Kmart Holding
                    Corporation


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 10, 2004
                                            KMART HOLDING CORPORATION


                                            By: /s/ Richard J. Noechel
                                                --------------------------------
                                            Name: Richard J. Noechel
                                            Title: Vice President and Controller



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                                  EXHIBIT INDEX


     EXHIBIT NO.           DOCUMENT DESCRIPTION

        99.1 Press Release, dated March 8, 2004, issued by Kmart Holding Corporation